CONSOLIDATED-TOMOKA LAND CO.
PRESS RELEASE
For Immediate Release

Date:	October 21, 2009
Contact:	Bruce W. Teeters, Sr. Vice President
Phone:	(386) 274-2202
Facsimile:	(386) 274-1223

CONSOLIDATED TOMOKA REPORTS THIRD QUARTER EARNINGS

DAYTONA BEACH, FLORIDA - Consolidated-Tomoka Land Co. (NYSE Amex-CTO) today reported net income of $209,662 or $.04 earnings per basic share and earnings before depreciation, amortization and deferred taxes (EBDDT) of $952,783 or $.17 per share for the quarter ended September 30, 2009.  The comparable numbers for the third quarter of 2008 were net income of $105,246 or $.02 earnings per basic share and EBDDT of $1,103,586 or $.19 per share.  For the nine months ended September 30, 2009, net income totaled $719,677 or $.13 earnings per basic share, compared with net income of $2,432,562 or $.42 earnings per basic share in 2008.  EBDDT totaled $2,944,818 or $.51 per share in 2009's first nine months, compared with $5,536,262 or $.97 per share in 2008 for the same period.
EBDDT is being provided to reflect the impact of the Company’s business strategy of investing in income properties utilizing tax deferred exchanges.  This strategy generates significant amounts of depreciation and deferred taxes.  The Company believes EBDDT is useful, along with net income, to understanding the Company’s operating results.
William H. McMunn, president and chief executive officer stated, “The Company continues to remain profitable despite the ongoing nationwide economic downturn and the weak real estate market.  The third quarter was marked by one real estate transaction and improved golf operating results.  Our income property portfolio remains a solid source of income generation. In this challenging environment, the Company continues to work on long-range planning and obtaining beneficial entitlements for our land, which the Company believes will create significant long-term shareholder value.”
     Consolidated-Tomoka Land Co. is a Florida-based company primarily engaged in converting Company owned agricultural lands into a portfolio of net lease income properties strategically located in the Southeast, through the efficient utilization of 1031 tax-deferred exchanges.  The Company has low long-term debt and generates over $9 million annually before tax cash flow from its real estate portfolio.  The Company also engages in selective self-development of targeted income properties. The Company’s adopted strategy is designed to provide the financial strength and cash flow to weather difficult real estate cycles.  Visit our website at www.ctlc.com
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“Safe Harbor”

     Certain statements contained in this press release (other than statements of historical fact) are forward-looking statements.  The words “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made.  Forward-looking statements are made based upon management’s expectations and beliefs concerning future developments and their potential effect upon the Company.  There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.

     The Company wishes to caution readers that the assumptions which form the basis for forward-looking statements with respect to or that may impact earnings for the year ended December 31, 2009, and thereafter include many factors that are beyond the Company’s ability to control or estimate precisely.  These risks and uncertainties include, but are not limited to, the strength of the real estate market in the City of Daytona Beach in Volusia County, Florida; the impact of a prolonged recession or further downturn in economic conditions; our ability to successfully execute acquisition or development strategies; any loss of key management personnel; changes in local, regional and national economic conditions affecting the real estate development business and income properties; the impact of environmental and land use regulations; the impact of competitive real estate activity; variability in quarterly results due to the unpredictable timing of land sales; the loss of any major income property tenants; and the availability of capital.  Additional information concerning these and other factors that could cause actual results to differ materially from those forward-looking statements is contained from time to time in the Company’s Securities and Exchange Commission filings, including, but not limited to, the Company’s Annual Report on Form 10-K. Copies of each filing may be obtained from the Company or the SEC.

     While the Company periodically reassesses material trends and uncertainties affecting its results of operations and financial condition, the Company does not intend to review or revise any particular forward-looking statement referenced herein in light of future events.

     Disclosures in this press release regarding the Company’s current quarter’s financial results are preliminary and are subject to change in connection with the Company’s preparation and filing of its Form 10-Q for the quarter ended September 30, 2009.  The financial information in this release reflects the Company’s preliminary results subject to completion of the quarterly review process.  The final results for the quarter may differ from the preliminary results discussed above due to factors that include, but are not limited to, risks associated with final review of the results and preparation of financial statements.

     This release refers to certain non-GAAP financial measures.  As required by the SEC, the Company has provided a reconciliation of these measures to the most directly comparable GAAP measures with this release.  Non-GAAP measures as the Company has calculated them may not be comparable to similarly titled measures reported by other companies.

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EARNINGS NEWS RELEASE

	QUARTER ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
	2009	2008

REVENUES	$4,344,610	$3,973,382

NET INCOME	$209,662	$105,246

BASIC AND DILUTED EARNINGS PER SHARE:
NET INCOME	$0.04	$0.02

	NINE MONTHS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
	2009	2008

REVENUES	$13,454,067	$14,045,612

NET INCOME	$719,677	$2,432,562

BASIC AND DILUTED EARNINGS PER SHARE:
NET INCOME	$0.13	$0.42

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RECONCILIATION OF NET INCOME TO EARNINGS BEFORE
DEPRECIATION, AMORTIZATION AND DEFERRED TAXES

	QUARTER ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
	2009	2008
NET INCOME	$209,662	$105,246

ADD BACK:

DEPRECIATION AND AMORTIZATION	695,813	676,733

DEFERRED TAXES	47,308	321,607

EARNINGS BEFORE DEPRECIATION, AMORTIZATION,
AND DEFERRED TAXES	$952,783	$1,103,586

BASIC WEIGHTED AVERAGE SHARES OUTSTANDING	5,723,268	5,727,515

BASIC EBDDT PER SHARE	$0.17	$0.19

RECONCILIATION OF NET INCOME TO EARNINGS BEFORE
DEPRECIATION, AMORTIZATION AND DEFERRED TAXES

	NINE MONTHS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
	2009	2008
NET INCOME	$719,677	$2,432,562

ADD BACK:

DEPRECIATION AND AMORTIZATION	2,063,970	1,966,494

DEFERRED TAXES	161,171	1,137,206

EARNINGS BEFORE DEPRECIATION, AMORTIZATION,
AND DEFERRED TAXES	$2,944,818	$5,536,262

BASIC WEIGHTED AVERAGE SHARES OUTSTANDING	5,724,336	5,727,072

BASIC EBDDT PER SHARE	$0.51	$0.97

EBDDT - EARNINGS BEFORE DEPRECIATION, AMORTIZATION, AND DEFERRED TAXES. EBDDT IS NOT A MEASURE OF OPERATING RESULTS OR CASH FLOWS FROM OPERATING ACTIVITIES AS DEFINED BY U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. FURTHER, EBDDT IS NOT NECESSARILY INDICATIVE OF CASH AVAILABILITY TO FUND CASH NEEDS AND SHOULD NOT BE CONSIDERED AS AN ALTERNATIVE TO CASH FLOW AS A MEASURE OF LIQUIDITY. THE COMPANY BELIEVES, HOWEVER, THAT EBDDT PROVIDES RELEVANT INFORMATION ABOUT OPERATIONS AND IS USEFUL, ALONG WITH NET INCOME, FOR AN UNDERSTANDING OF THE COMPANY'S OPERATING RESULTS. EBDDT IS CALCULATED BY ADDING DEPRECIATION, AMORTIZATION, AND THE CHANGE IN DEFERRED INCOME TAXES TO NET INCOME AS THEY REPRESENT NON-CASH CHARGES.

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CONSOLIDATED BALANCE SHEETS
	SEPTEMBER 30,	DECEMBER 31,
	2009	2008
ASSETS	$	$
Cash	234,808	388,787
Restricted Cash	--	462,765
Investment Securities	5,009,653	5,260,868
Refundable Income Taxes	328,684	--
Notes Receivable	2,158,317	4,153,693
Land and Development Costs	22,241,222	18,973,138
Intangible Assets	4,693,942	5,009,819
Other Assets	5,317,337	6,048,126
	39,983,963	40,297,196

Property, Plant, and Equipment:
Land, Timber, and Subsurface Interests	13,555,317	12,643,391
Golf Buildings, Improvements, and Equipment	11,789,193	11,750,711
Income Properties Land, Buildings, and Improvements	119,461,552	116,517,534
Other Building, Equipment, and Land Improvements	3,257,409	3,207,845
Construction in Process	--	1,217,549
Total Property, Plant, and Equipment	148,063,471	145,337,030
Less, Accumulated Depreciation, and Amortization	(14,233,330)	(12,488,163)
Net - Property, Plant, and Equipment	133,830,141	132,848,867

TOTAL ASSETS	173,814,104	173,146,063

LIABILITIES
Accounts Payable	284,085	706,095
Accrued Liabilities	7,700,854	7,204,749
Accrued Stock Based Compensation	1,944,384	1,190,725
Pension Liability	2,980,400	3,127,230
Income Taxes Payable	--	1,236,206
Deferred Income Taxes	33,477,607	33,316,436
Notes Payable	10,297,476	8,550,315

TOTAL LIABILITIES	56,684,806	55,331,756

SHAREHOLDERS' EQUITY
Common Stock	5,723,268	5,727,515
Additional Paid in Capital	5,131,246	5,217,955
Retained Earnings	108,844,497	109,556,103
Accumulated Other Comprehensive Loss	(2,569,713)	(2,687,266)

TOTAL SHAREHOLDERS' EQUITY	117,129,298	117,814,307

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY	173,814,104	173,146,063

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